UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Patrick F. Quan
American Funds Fundamental Investors
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Fundamental InvestorsSM

[photo of a photo lens in a person's hand]

Special feature

Opportunity up close

See page 6

Annual report for the year ended December 31, 2011

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2012, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.57%. The fund’s distribution rate for Class A shares as of that date was 1.56%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

A year notable for its many challenges saw Fundamental Investors register a decline of 1.9% for those who reinvested dividends totaling 62 cents a share.

The fund’s results trailed the 2.1% return of its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market.

However, the fund outpaced the 5.0% drop of the unmanaged MSCI World Index, a gauge of markets in more than 20 developed countries. We cite results for this index because the fund is able to invest up to 35% of its assets in companies domiciled outside the U.S. Though in 2011 non-U.S. holdings fell well short of this limit, companies headquartered abroad nonetheless proved a drag on results. So too did currency translation, as most major currencies weakened against the U.S. dollar — reducing returns for those whose investments are denominated in the dollar.

Though as a group non-U.S. investments did not support results, it’s important to point out that having the flexibility to invest in what we believe are the best companies wherever they are located has been instrumental to pursuing our long-term growth and income objectives.

The successful pursuit of these objectives is evident in the table below, which reveals that the fund has outpaced the S&P 500, the MSCI World Index and its Lipper peers for all the longer time periods shown.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2011, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime*
Fundamental Investors	–1.9%	0.4%	5.4%	12.1%
(Class A shares)

Standard & Poor’s	2.1	–0.2	2.9	11.0
500 Composite Index†

Lipper Growth and	–1.8	–1.2	3.1	10.3
Income Funds Index

MSCI World Index†	–5.0	–1.8	4.2	10.0

*Since Capital Research and Management Company began managing the fund on August 1, 1978.
†The indexes are unmanaged and, therefore, have no expenses.
[End Sidebar]

[photo of a photo lens in a person's hand]
[Begin Sidebar]
In this report

Special feature

6	Opportunity up close:
A look at some of Fundamental Investors’ holdings offers room for optimism.

Contents

1	Letter to investors

4	Results of a $10,000 investment in Fundamental Investors

12	Summary investment portfolio

16	Financial statements

35	Board of trustees and other officers
[End Sidebar]

A volatile year

The rising stock market of 2010 continued into early 2011 as strong corporate earnings and indications of economic recovery continued to lift equity prices. By late spring, however, the increasingly tenuous financial condition of a number of European nations weighed heavily on global markets — which were also feeling the impact of the Japanese earthquake and tsunami.

Adding to the European debt woes was Standard & Poor’s downgrading of the U.S. credit rating, which sent indexes sharply lower throughout the summer and into early fall. Third quarter returns were the worst they had been since the onset of the 2008 financial crisis. However, the final months of the year saw growing investor optimism, with indexes driven higher by improving economic data in the U.S. as well as increasing conviction that European leaders were getting more serious about addressing the region’s challenges.

Sector returns reflect broader concerns

Returns for certain sectors reflected the volatile conditions and investor wariness that characterized the period. Broadly speaking, defensive areas such as health care, utilities and consumer staples posted higher returns than industries such as energy, materials and industrials that generally respond favorably to a clearer and brighter economic outlook.

Similarities and differences

Results for several of Fundamental Investors’ larger holdings mirrored the market’s pattern. For example, Bristol-Myers Squibb (33.1%), Verizon Communications (12.1%) and Philip Morris International (34.1%), all of which could be considered more defensive investments, recorded sharp gains, while the more economically sensitive Dow Chemical (–15.8%) lagged.

Yet among the 10 largest holdings were several reminders that companies can buck the broader forces at work in the investment environment. For example, Home Depot (19.9%) posted excellent returns despite the sluggish economy and continued housing weakness. Similarly, Apple (25.6%) outpaced the relatively flat results turned in by the information technology sector as a whole. (For a closer look at some other companies that investment professionals believe have the potential to fare well even if investing conditions remain turbulent, please turn to the feature article on page 6.)

Other top 10 holdings posting gains were railroad operator Union Pacific (14.3%) and energy giant Royal Dutch Shell (10.2%), both of which bested the fairly lackluster returns of their respective sectors. Drug maker Merck (4.6%) likewise rose.

Naturally, not all fund investments thrived. Top 10 holding Microsoft (–7.0%) finished in the red, while Wells Fargo (–11.1%), Texas Instruments (–10.4%) and longtime holding Suncor Energy (–25.1%) were among top 20 holdings that fell.

Given the continuing challenges facing the banking system, it’s not surprising that stocks of financial firms experienced some of the worst drops. Goldman Sachs (–46.2%), Citigroup (–44.4%) and SunTrust Banks (–40.0%) recorded some of the biggest losses. However, it’s important to note that financial companies make up a smaller proportion of the fund than is found in the S&P 500.

Tangible return is welcome

Many of the firms and sectors that held up well during the period have something in common beyond being somewhat defensive in nature: a healthy dividend yield. Amid uncertainty, investors often gravitate to the tangible return offered by companies that pay regular quarterly dividends. This was the case during the 12 months when high-yielding companies led the market.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return
2002	–19.1%	1.8%	–17.3%
2003	30.2	1.8	32.0
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7
2009	31.5	1.9	33.4
2010	12.2	1.8	14.0
2011	–3.6	1.7	–1.9

10-year average annual total return			5.4%
10-year cumulative total return			69.1
Lifetime cumulative total return (since 8/1/78)			4,400.6

Total return measures both capital results (changes in net asset value) and income return (from dividends).
All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

The dividends paid by Fundamental Investors have always represented a meaningful share of the fund’s overall return, and we remain committed to this aspect of the fund’s mission. This year the fund increased its quarterly payout and paid a special dividend of 12.5 cents a share in December.

A careful eye on the horizon

Looking ahead, we are paying careful attention to Europe and believe that increased stability there could translate into better results for some of the cyclical companies that have been solid contributors to results over the past few years.

In evaluating potential investments there and elsewhere, we will aim to strike a balance between seizing opportunity and managing the uncertainty that has always been part of equity investing.

We thank you for your commitment to Fundamental Investors.

Sincerely,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry

Dina N. Perry
President

February 8, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company, and former chairman of The Capital Group Companies, Inc.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder, and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

Results of a $10,000 investment in Fundamental Investors

How a $10,000 investment has grown
The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2011. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2011)*

	1 year	5 years	10 years
Class A shares	–7.54%	–0.75%	4.77%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.63% for Class A shares as of the prospectus dated March 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
			Fundamental Investors with dividends reinvested1,3	Fundamental Investors not including dividends1,6			S&P 500 Index with dividends reinvested4			Lipper Growth and Income Funds Index with dividends reinvested5			Consumer Price Index (inflation)7

	Initial Investment	7/31/1978	$9,425	$9,425			$10,000			$ 10,000			$10,000
19784	High	11-Sep-78	10,000	9,919	High	12-Sep-78	10,670	High	31-Aug-78	10,369	High	29-Dec-78	10,304
	Low	14-Nov-78	8,667	8,596	Low	14-Nov-78	9,306	Low	31-Oct-78	9,237	Low	31-Jul-78	10,000
	Close	29-Dec-78	9,155	8,947	Close	29-Dec-78	9,762	Close	29-Dec-78	9,684	Close	29-Dec-78	10,304
1979	High	5-Oct-79	10,823	10,310	High	5-Oct-79	11,769	High	31-Dec-79	11,995	High	31-Dec-79	11,674
	Low	27-Feb-79	9,086	8,880	Low	27-Feb-79	9,807	Low	28-Feb-79	9,822	Low	31-Jan-79	10,396
	Close	31-Dec-79	10,556	9,892	Close	31-Dec-79	11,579	Close	31-Dec-79	11,995	Close	31-Dec-79	11,674
1980	High	20-Nov-80	13,131	11,876	High	28-Nov-80	15,813	High	30-Nov-80	15,695	High	31-Dec-80	13,135
	Low	21-Apr-80	9,625	8,907	Low	27-Mar-80	10,627	Low	31-Mar-80	11,317	Low	31-Jan-80	11,842
	Close	31-Dec-80	12,807	11,390	Close	31-Dec-80	15,336	Close	31-Dec-80	15,386	Close	31-Dec-80	13,135
1981	High	27-Apr-81	13,986	12,308	High	6-Jan-81	15,603	High	31-May-81	15,965	High	31-Dec-81	14,307
	Low	25-Sep-81	11,906	10,243	Low	25-Sep-81	13,172	Low	30-Sep-81	14,172	Low	31-Jan-81	13,242
	Close	31-Dec-81	12,654	10,688	Close	31-Dec-81	14,581	Close	31-Dec-81	15,172	Close	31-Dec-81	14,307
1982	High	7-Dec-82	17,346	13,833	High	9-Nov-82	17,877	High	31-Dec-82	18,839	High	31-Oct-82	14,947
	Low	22-Jan-82	10,593	8,947	Low	12-Aug-82	12,625	Low	31-Jul-82	14,274	Low	31-Jan-82	14,353
	Close	31-Dec-82	16,957	13,522	Close	31-Dec-82	17,723	Close	31-Dec-82	18,839	Close	31-Dec-82	14,855
1983	High	10-Oct-83	21,599	16,721	High	10-Oct-83	22,491	High	30-Nov-83	23,277	High	30-Dec-83	15,419
	Low	3-Jan-83	16,636	13,266	Low	3-Jan-83	17,433	Low	31-Jan-83	19,378	Low	31-Jan-83	14,886
	Close	30-Dec-83	21,389	16,424	Close	30-Dec-83	21,721	Close	30-Dec-83	23,127	Close	30-Dec-83	15,419
1984	High	9-Jan-84	22,004	16,896	High	6-Nov-84	23,337	High	31-Dec-84	24,119	High	31-Oct-84	16,027
	Low	24-Jul-84	18,549	13,980	Low	24-Jul-84	19,933	Low	31-May-84	21,038	Low	31-Jan-84	15,510
	Close	31-Dec-84	22,621	16,759	Close	31-Dec-84	23,083	Close	31-Dec-84	24,119	Close	31-Dec-84	16,027
1985	High	16-Dec-85	29,736	21,355	High	16-Dec-85	30,417	High	31-Dec-85	31,006	High	31-Dec-85	16,636
	Low	1-May-85	22,882	16,819	Low	4-Jan-85	22,592	Low	31-Jan-85	25,851	Low	31-Jan-85	16,058
	Close	31-Dec-85	29,448	21,148	Close	31-Dec-85	30,407	Close	31-Dec-85	31,006	Close	31-Dec-85	16,636
1986	High	4-Sep-86	36,571	25,757	High	2-Dec-86	37,737	High	31-Aug-86	37,352	High	31-Dec-86	16,819
	Low	14-Feb-86	31,766	22,665	Low	22-Jan-86	29,286	Low	31-Jan-86	31,537	Low	30-Apr-86	16,530
	Close	31-Dec-86	35,941	25,151	Close	31-Dec-86	36,082	Close	31-Dec-86	36,472	Close	31-Dec-86	16,819
1987	High	25-Aug-87	50,132	34,478	High	25-Aug-87	51,060	High	31-Aug-87	47,533	High	30-Nov-87	17,565
	Low	4-Dec-87	33,691	23,002	Low	4-Dec-87	34,314	Low	30-Nov-87	35,112	Low	31-Jan-87	16,925
	Close	31-Dec-87	37,295	25,463	Close	31-Dec-87	37,977	Close	31-Dec-87	37,434	Close	31-Dec-87	17,565
1988	High	5-Jul-88	43,076	28,988	High	21-Oct-88	44,800	High	30-Dec-88	44,304	High	30-Dec-88	18,341
	Low	20-Jan-88	36,464	24,895	Low	20-Jan-88	37,293	Low	31-Jan-88	39,236	Low	31-Jan-88	17,610
	Close	30-Dec-88	43,246	28,561	Close	30-Dec-88	44,267	Close	30-Dec-88	44,304	Close	30-Dec-88	18,341
1989	High	9-Oct-89	58,786	38,138	High	9-Oct-89	58,837	High	31-Aug-89	55,358	High	29-Dec-89	19,193
	Low	3-Jan-89	43,068	28,443	Low	3-Jan-89	43,883	Low	28-Feb-89	46,392	Low	31-Jan-89	18,432
	Close	29-Dec-89	55,597	35,438	Close	29-Dec-89	58,269	Close	29-Dec-89	54,819	Close	29-Dec-89	19,193
1990	High	4-Jun-90	60,265	37,947	High	16-Jul-90	61,897	High	31-May-90	55,785	High	30-Nov-90	20,365
	Low	11-Oct-90	46,988	29,390	Low	11-Oct-90	50,026	Low	31-Oct-90	47,212	Low	31-Jan-90	19,391
	Close	31-Dec-90	52,130	32,180	Close	31-Dec-90	56,457	Close	31-Dec-90	51,534	Close	31-Dec-90	20,365
1991	High	31-Dec-91	67,947	40,940	High	31-Dec-91	73,620	High	31-Dec-91	65,836	High	31-Dec-91	20,989
	Low	9-Jan-91	50,201	30,989	Low	9-Jan-91	53,255	Low	31-Jan-91	54,196	Low	31-Jan-91	20,487
	Close	31-Dec-91	67,947	40,940	Close	31-Dec-91	73,620	Close	31-Dec-91	65,836	Close	31-Dec-91	20,989
1992	High	12-Nov-92	72,487	42,938	High	18-Dec-92	80,063	High	31-Dec-92	72,177	High	30-Nov-92	21,613
	Low	8-Apr-92	66,472	39,828	Low	8-Apr-92	70,130	Low	31-Jan-92	65,763	Low	31-Jan-92	21,020
	Close	31-Dec-92	74,871	44,059	Close	31-Dec-92	79,222	Close	31-Dec-92	72,177	Close	31-Dec-92	21,598
1993	High	2-Nov-93	88,379	51,169	High	28-Dec-93	87,854	High	31-Dec-93	82,730	High	30-Nov-93	22,192
	Low	8-Jan-93	74,615	43,908	Low	8-Jan-93	78,011	Low	31-Jan-93	73,298	Low	31-Jan-93	21,705
	Close	31-Dec-93	88,466	50,884	Close	31-Dec-93	87,189	Close	31-Dec-93	82,730	Close	31-Dec-93	22,192
1994	High	2-Feb-94	91,634	52,706	High	2-Feb-94	90,223	High	31-Aug-94	85,813	High	30-Nov-94	22,785
	Low	8-Dec-94	86,773	48,708	Low	4-Apr-94	82,600	Low	20-Apr-94	79,545	Low	31-Jan-94	22,253
	Close	30-Dec-94	89,641	50,319	Close	30-Dec-94	88,336	Close	30-Dec-94	82,387	Close	30-Dec-94	22,785
1995	High	29-Nov-95	119,498	66,056	High	13-Dec-95	122,408	High	6-Dec-95	108,087	High	31-Oct-95	23,394
	Low	3-Jan-95	89,539	50,261	Low	3-Jan-95	88,305	Low	3-Jan-95	82,387	Low	31-Jan-95	22,877
	Close	29-Dec-95	120,306	66,210	Close	29-Dec-95	121,491	Close	29-Dec-95	108,042	Close	29-Dec-95	23,364
1996	High	26-Nov-96	145,602	79,119	High	25-Nov-96	152,084	High	27-Dec-96	131,831	High	30-Nov-96	24,140
	Low	10-Jan-96	117,715	64,784	Low	10-Jan-96	118,049	Low	10-Jan-96	105,553	Low	31-Jan-96	23,501
	Close	31-Dec-96	144,352	78,143	Close	31-Dec-96	149,367	Close	31-Dec-96	130,379	Close	31-Dec-96	24,140
1997	High	7-Oct-97	189,427	101,423	High	5-Dec-97	201,641	High	8-Oct-97	167,437	High	31-Oct-97	24,597
	Low	11-Apr-97	144,443	77,891	Low	2-Jan-97	148,615	Low	2-Jan-97	129,511	Low	31-Jan-97	24,216
	Close	31-Dec-97	182,855	97,513	Close	31-Dec-97	199,183	Close	31-Dec-97	165,420	Close	31-Dec-97	24,551
1998	High	17-Jul-98	212,584	112,606	High	29-Dec-98	258,425	High	17-Jul-98	190,194	High	31-Oct-98	24,962
	Low	8-Oct-98	173,534	91,600	Low	9-Jan-98	190,410	Low	8-Oct-98	152,689	Low	31-Jan-98	24,597
	Close	31-Dec-98	213,421	112,292	Close	31-Dec-98	256,100	Close	31-Dec-98	187,884	Close	31-Dec-98	24,947
1999	High	10-Dec-99	258,554	134,742	High	31-Dec-99	309,980	High	16-Jul-99	214,455	High	30-Nov-99	25,616
	Low	14-Jan-99	211,060	111,050	Low	14-Jan-99	252,550	Low	17-Feb-99	183,318	Low	31-Jan-99	25,008
	Close	31-Dec-99	265,882	138,151	Close	31-Dec-99	309,980	Close	31-Dec-99	210,168	Close	31-Dec-99	25,616
2000	High	1-Sep-00	293,957	151,363	High	24-Mar-00	322,882	High	1-Sep-00	221,351	High	30-Nov-00	26,499
	Low	21-Dec-00	266,380	136,743	Low	20-Dec-00	269,684	Low	25-Feb-00	191,317	Low	31-Jan-00	25,693
	Close	29-Dec-00	277,235	142,315	Close	29-Dec-00	281,766	Close	29-Dec-00	210,997	Close	29-Dec-00	26,484
2001	High	1-Feb-01	287,822	147,750	High	30-Jan-01	293,173	High	21-May-01	216,930	High	30-Sep-01	27,139
	Low	21-Sep-01	211,970	107,718	Low	21-Sep-01	207,919	Low	21-Sep-01	166,373	Low	31-Jan-01	26,651
	Close	31-Dec-01	250,761	126,959	Close	31-Dec-01	248,303	Close	31-Dec-01	195,336	Close	31-Dec-01	26,895
2002	High	19-Mar-02	260,698	131,491	High	4-Jan-02	253,587	High	19-Mar-02	201,690	High	31-Oct-02	27,595
	Low	9-Oct-02	182,355	91,253	Low	9-Oct-02	169,983	Low	9-Oct-02	140,313	Low	31-Jan-02	26,956
	Close	31-Dec-02	207,271	102,816	Close	31-Dec-02	193,447	Close	31-Dec-02	160,381	Close	31-Dec-02	27,534
2003	High	31-Dec-03	273,523	133,434	High	31-Dec-03	248,903	High	31-Dec-03	204,175	High	30-Sep-03	28,189
	Low	12-Mar-03	186,058	91,854	Low	11-Mar-03	176,642	Low	11-Mar-03	145,989	Low	31-Jan-03	27,656
	Close	31-Dec-03	273,523	133,434	Close	31-Dec-03	248,903	Close	31-Dec-03	204,175	Close	31-Dec-03	28,052
2004	High	30-Dec-04	311,756	149,252	High	30-Dec-04	275,924	High	30-Dec-04	228,446	High	30-Nov-04	29,072
	Low	17-May-04	264,555	128,624	Low	12-Aug-04	240,252	Low	12-Aug-04	199,152	Low	31-Jan-04	28,189
	Close	31-Dec-04	311,563	149,159	Close	31-Dec-04	275,970	Close	31-Dec-04	228,113	Close	31-Dec-04	28,965
2005	High	14-Dec-05	352,458	167,197	High	14-Dec-05	294,796	High	14-Dec-05	246,907	High	31-Oct-05	30,320
	Low	28-Apr-05	297,315	141,898	Low	20-Apr-05	260,187	Low	20-Apr-05	218,372	Low	31-Jan-05	29,026
	Close	30-Dec-05	347,960	163,728	Close	30-Dec-05	289,511	Close	30-Dec-05	243,681	Close	30-Dec-05	29,954
2006	High	14-Dec-06	416,828	194,392	High	15-Dec-06	336,807	High	15-Dec-06	283,196	High	31-Aug-06	31,035
	Low	13-Jun-06	354,244	165,717	Low	13-Jun-06	286,100	Low	13-Jun-06	242,646	Low	31-Jan-06	30,183
	Close	29-Dec-06	414,904	192,480	Close	29-Dec-06	335,199	Close	29-Dec-06	281,615	Close	29-Dec-06	30,715
2007	High	31-Oct-07	490,222	225,499	High	9-Oct-07	374,990	High	13-Jul-07	312,492	High	30-Nov-07	31,990
	Low	5-Mar-07	406,016	187,812	Low	5-Mar-07	325,873	Low	5-Mar-07	275,075	Low	31-Jan-07	30,809
	Close	31-Dec-07	471,134	213,905	Close	31-Dec-07	353,601	Close	31-Dec-07	293,656	Close	31-Dec-07	31,969
	High	19-May-08	477,753	216,251	High	2-Jan-08	348,496	High	3-Jan-08	289,857	High	31-Jul-08	33,480
2008	Low	20-Nov-08	236,224	106,274	Low	20-Nov-08	184,490	Low	20-Nov-08	151,582	Low	31-Dec-08	31,998
	Close	31-Dec-08	284,112	126,717	Close	31-Dec-08	222,801	Close	31-Dec-08	183,429	Close	31-Dec-08	31,998
2009	High	28-Dec-09	382,823	167,756	High	28-Dec-09	284,556	High	28-Dec-09	238,932	High	30-Nov-09	32,927
	Low	9-Mar-09	228,825	101,506	Low	9-Mar-09	167,859	Low	9-Mar-09	139,956	Low	31-Jan-09	32,137
	Close	31-Dec-09	378,888	166,031	Close	31-Dec-09	281,781	Close	31-Dec-09	236,804	Close	31-Dec-09	32,869
2010	High	29-Dec-10	432,713	186,423	High	29-Dec-10	324,377	High	29-Dec-10	270,610	High	31-Dec-10	33,361
	Low	2-Jul-10	348,630	151,624	Low	2-Jul-10	260,998	Low	2-Jul-10	219,504	Low	31-Jan-10	32,981
	Close	31-Dec-10	432,124	186,170	Close	31-Dec-10	324,287	Close	31-Dec-10	270,484	Close	31-Dec-10	33,361
2011	High	29-Apr-11	474,328	203,721	High	29-Apr-11	353,633	High	29-Apr-11	293,997	High	30-Sep-11	34,534
	Low	3-Oct-11	369,485	157,610	Low	3-Oct-11	287,688	Low	3-Oct-11	234,480	Low	31-Jan-11	33,519
	Close	31-Dec-11	423,946	179,524	Close	31-Dec-11	331,054	Close	31-Dec-11	265,561	Close	31-Dec-11	34,349
[end mountain chart]

Year ended
December 31	1978	8	1979		1980	1981	1982	1983	1984	1985
Capital value
Dividends in cash	$216		405		553	580	634	594	556	582
Value at year-end1	$8,947		9,892		11,390	10,688	13,522	16,424	16,759	21,148
Total value
Dividends reinvested	$217		421		603	665	768	755	734	795
Value at year-end1	$9,155		10,556		12,807	12,654	16,957	21,389	22,621	29,448
Total return	(8.4)%		15.3		21.3	(1.2)	34.0	26.1	5.8	30.2

Year ended
December 31	1986		1987		1988	1989	1990	1991	1992	1993
Capital value
Dividends in cash	636		717		895	1,225	1,058	904	988	1,084
Value at year-end1	25,151		25,463		28,561	35,438	32,180	40,940	44,059	50,884
Total value
Dividends reinvested	894		1,034		1,328	1,877	1,679	1,478	1,655	1,858
Value at year-end1	35,941		37,295		43,246	55,597	52,130	67,947	74,871	88,466
Total return	22.0		3.8		16.0	28.6	(6.2)	30.3	10.2	18.2

Year ended
December 31	1994		1995		1996	1997	1998	1999	2000	2001
Capital value
Dividends in cash	1,238		1,160		1,196	1,351	1,428	1,578	1,716	1,844
Value at year-end1	50,319		66,210		78,143	97,513	112,292	138,151	142,315	126,959
Total value
Dividends reinvested	2,171		2,082		2,187	2,511	2,691	3,013	3,319	3,611
Value at year-end1	89,641		120,306		144,352	182,855	213,421	265,882	277,235	250,761
Total return	1.3		34.2		20.0	26.7	16.7	24.6	4.3	(9.6)

Year ended
December 31	2002		2003		2004	2005	2006	2007	2008	2009
Capital value
Dividends in cash	2,289		1,850		2,590	2,729	2,590	4,572	2,938	2,435
Value at year-end1	102,816		133,434		149,159	163,728	192,480	213,905	126,717	166,031
Total value
Dividends reinvested	4,553		3,755		5,345	5,735	5,534	9,917	6,506	5,500
Value at year-end1	207,271		273,523		311,563	347,960	414,904	471,134	284,112	378,888
Total return	(17.3)		32.0		13.9	11.7	19.2	13.6	(39.7)	33.4

Year ended
December 31	2010		2011
Capital value
Dividends in cash	2,891		3,120
Value at year-end1	186,170		179,524	6
Total value
Dividends reinvested	6,641		7,284		Average annual
Value at year-end1	432,124		423,946	3	total return
Total return	14.0		(1.9)		11.9%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more.
2The maximum initial sales charge was 8.50% prior to July 1, 1988.
3Includes reinvested dividends of $99,118 and reinvested capital gains of $170,881.
4The S&P 500 Index is unmanaged and, therefore, has no expenses.
5Results of the Lipper Growth and Income Funds Index do not reflect any sales charges.
6Includes reinvested capital gain distributions of $91,556 but does not reflect income dividends of $51,143 taken in cash.
7Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
8For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

The results shown are before taxes on fund distributions and sale of fund shares.

Opportunity up close:

A look at some of Fundamental Investors’ holdings offers room for optimism

[photo of a person holding binoculars standing in a field]
On the heels of a year in which headlines and economic indicators offered a running reminder of the challenges facing the global economy, investors might wonder if investing opportunities exist in an environment seemingly rife with uncertainty.

The good news is, they do, but spotting them often requires a shift in focus — away from the broader macroeconomic backdrop and onto individual companies. Studying them closely often reveals possibilities and potential that those fixated on uncertainty might overlook.

Uncovering opportunity at the company level has always been at the center of Fundamental Investors’ approach regardless of market conditions. And in the following pages, the men and women who manage the fund highlight a number of holdings they believe have the potential to fare well in the coming years even if some of the current headwinds continue to blow.

Home improvement retailing?

Given that excesses in the housing market helped precipitate the current global economic downturn, one might not expect to find opportunity in a company closely linked to the housing sector. However, Home Depot, one of the fund’s largest holdings, offers a lesson in how the fortunes of a company can diverge from those of the economy, the market and its industry group.

“Many businesses and industries with links to the housing market suffered when the real estate market collapsed,” explains portfolio counselor Mike Kerr. “Naturally, home improvement retailers were one such area. Yet in the face of the downturn, Home Depot has been improving, continuing the turnaround set in motion several years ago by a new management team.”

Better logistics and supply-chain management, a renewed commitment to customer service and improved merchandising have enabled the company to become more profitable even as sales have remained relatively flat.

Several years ago, investment analyst Anne-Marie Peterson, a 15-year veteran of the retailing sector, started picking up signs that the retailer was on the mend and began building an investment case in early 2009. Regular meetings with company management fostered her conviction in the firm. “Each year I traveled to Home Depot’s headquarters in Atlanta to meet with senior managers, and each year I asked the same questions. The answers I got were consistent, as was the company’s ability to reach the goals and milestones they had articulated the year before.”

[Begin Sidebar]
Uncovering opportunity at the company level has always been at the center of Fundamental Investors’ approach regardless of market conditions.
[End Sidebar]

[photo of a flower in the middle of a patch of grass]
Despite a difficult backdrop, Home Depot shares were up sharply in 2011. And Anne-Marie and Mike both believe that should the housing market stabilize and home-improvement spending begin to climb, the company has the potential to benefit. In the meantime, it continues to return cash to shareholders thanks to its dividend yield of nearly 3%.

Must-have products

When downturns hit, consumer spending patterns change. Facing stagnant wages and concerns over job security, people often pare discretionary spending; industries offering “nice-to-have” products can suffer. Conversely, companies that provide essential products or services can hold up relatively well. One such example is Gilead Pharmaceuticals, in which portfolio counselor Ron Morrow maintains an investment.

“Gilead helped transform the treatment of HIV. Thanks in part to the firm’s technology, medication regimens that once required patients to take multiple pills and do so at different times throughout the day, now often involve a single daily pill,” explains Ron. “Though of course HIV remains a huge global problem, for many it’s become a chronic disease rather than a fatal one.”

Ron’s investment is also about the company’s efforts relating to another growing health problem: hepatitis C. Current hepatitis C treatments are lengthy, have numerous side effects and offer limited cure rates. For those in the worst condition, transplants are sometimes the only way to prolong life.

Gilead believes its recent acquisition of Pharmasset can help it revolutionize the treatment of a disease that affects more than 170 million worldwide.

Ron’s evaluation of the company benefits from the input of biotechnology analyst Jay Markowitz, whose experience with HIV and hepatitis C dates back to his medical training and previous career as a transplant surgeon. “I saw how Gilead revolutionized HIV treatment, and thanks in part to the acquisition of Pharmasset’s medicines, I believe it has the potential to make similar progress against hepatitis C, the leading cause of end-stage liver disease and liver cancer.”

Ron and Jay both believe that the kind of advances that Gilead is hoping for have the potential to benefit investors regardless of the market backdrop. In Jay’s words, “I’ve found that drug companies with transformative therapies generally have offered returns regardless of what the broader market is doing.”

[Begin Sidebar]
Many eggs, many baskets

The five companies highlighted here are part of Fundamental Investors’ broadly diversified portfolio of over 200 holdings. Drawn from multiple industries and consisting of firms from over 15 countries, the portfolio cuts a broad swath across the global economy. Yet the fund’s diversification is not the result of top-down planning but rather is an organic byproduct of an investment method developed over 50 years ago with the goal of incorporating multiple investing perspectives into a single portfolio.

Known as the Multiple Portfolio Counselor System® (MPCS), this approach divides fund assets into portions, each of which is independently managed — according to fund objectives — by one of Fundamental Investors’ six portfolio counselors. A seventh portion is managed by the fund’s investment analysts. Unlike a committee system that requires consensus, the MPCS accommodates the differing perspectives of the individual counselors, allowing each to invest according to his or her experience, background and preferences. Counselors with a penchant for low-valuation, out-of-favor companies may choose to focus on those while a colleague interested in higher valuation, growth-oriented firms can emphasize them.

And, importantly, given how uncertainty in the current environment creates the potential for a wide range of outcomes, counselors can also make decisions based on their individual outlooks on the economy and markets. For example, a counselor with a more optimistic perspective may favor companies that stand to benefit from an improving economy, while a colleague with a less sanguine view may prefer more defensive investments.

A portfolio that reflects the varied and often divergent worldviews of multiple individuals offers the potential to mitigate some of the hazards that can come with a portfolio built according to a single perspective that requires a specific market or economic outcome to be successful.
[End Sidebar]

Boosting possibilities

Hear the word “turbocharger” and thoughts may turn to luxury car manufacturers looking to boost performance in high-end vehicles. But turbochargers can play an important role in generating more horsepower from less gasoline, enabling automakers to better meet the increasingly stringent fuel economy standards being imposed by governments. Demand for turbochargers is projected to grow 20% annually over the next five years, and this trend is partly behind portfolio counselor Brady Enright’s investment in a company familiar to many, Honeywell International.

“To many people Honeywell may best be known as a company involved in the technology and aerospace areas, but it has a significant automotive business and is a worldwide leader in turbocharger production,” says Brady. “Honeywell combines several attributes that I like to see in companies in which I invest, including a leading position in growth markets, a strong balance sheet and excellent cash generation.”

And while some might see Honeywell as the kind of industrial conglomerate whose well-being is dependent on a robust global economy, industrials analyst Martin Jacobs offers a different point of view. “I believe Honeywell is less dependent on economic expansion to meet its long-term growth and profit goals than some of its competitors. And the automotive business is just one of the reasons for this.”

In particular he cites the integrated energy services, and automation and controls division. Together these businesses seek to help owners of buildings such as hospitals, schools and hotels reduce what is often their biggest operational cost: energy. Honeywell also has a commercial aerospace division that produces equipment used in aviation, another potential growth area as more jetliners come on line to serve the world’s increasingly mobile population.

As costs change, so does outlook

Dow Chemical might not seem like the most obvious candidate to prosper amid difficult market conditions. After all, materials producers are among the most economically sensitive companies, and it’s often assumed that they can only prosper when the broader economy does. Yet portfolio counselor Martin Romo, who covered Dow for nearly a dozen years as an analyst, sees considerable room for optimism thanks in large part to what laymen might regard as an unrelated development: advances in the field of natural gas exploration.

“Dow’s principal business is producing plastics, and natural gas is the primary ingredient in its products,” he explains. “As a result, the company’s profitability is strongly linked to natural gas prices. In recent years, advances in the techniques used to extract natural gas have radically improved the long-term supply picture. This is particularly true in the United States where Dow has most of its manufacturing. It completely alters the company’s cost structure and gives it a competitive advantage it hasn’t enjoyed in nearly 20 years.”

The company has also improved its balance sheet and begun working to restore the dividend it slashed after nearly entering bankruptcy in 2009. And though the stock declined in price last year, Martin Romo’s belief in the company as a solid long-term investment has not diminished.

[photo of a butterfly on a blade of grass]
[Begin Sidebar]
While the stock market is busy worrying about a company’s next quarter, Fundamental Investors’ investment professionals are trying to figure out what returns over the next several years could be.
[End Sidebar]

It’s a position shared by his colleague, chemicals analyst Peter Eliot, who takes care to point out how the fund’s long-term approach to investing helps him look beyond the immediate challenges. “Funds with a short-term orientation generally won’t hold a stock if the three-month outlook is cloudy — there’s simply too much risk. Yet ironically, low stock prices resulting from uncertainty often create long-term investing opportunities. Dow is benefiting from a tectonic shift in the global cost curve for plastics. Cheap U.S. natural gas has dramatically enhanced the company’s competitive position. So while the stock market is busy worrying about Dow’s next quarter, we are trying to figure out what returns over the next several years could be.”

We are hearing them now

For Dina Perry, one of Fundamental Investors’ portfolio counselors as well as its president, Verizon Communications is the kind of investment that can help the fund deliver on its twofold objective: long-term growth of capital and income.

“I view Verizon as a utility with growth potential,” states Dina. “The growth potential stems from its status as the country’s premier wireless provider that, thanks to excellent assets and execution, continues to take market share. And the company fits the profile of a utility in one key respect — its dividend.”

Indeed with a dividend yield of more than 5.0%, Verizon has the potential to provide significant tangible return for the foreseeable future — reassuring given the challenges facing the global economy. And while the dividend is a big part of the company’s appeal, Dina and telecommunications analyst Andrei Muresianu point to several initiatives and competitive advantages that add to their belief that the share price can appreciate as well. “In recent years, Verizon’s initiatives on a number of fronts have steadily reshaped it into a growth company,” says Andrei. “The engine of that growth has been in the wireless area where Verizon is regarded as having the best network.”

That network will be increasingly important — and potentially lucrative — in the coming years as more consumers convert to smartphones that require robust capacity to transmit the large amounts of data these devices draw. With this goal in mind, the company recently purchased considerable spectrum to help increase its capacity.

And though the boom in cellular phone use has triggered a decline in landline customers, Verizon has taken advantage of its existing home phone infrastructure to deploy its increasingly successful FiOS cable and Internet service.

“With dividend support and an appealing portfolio of growing businesses, I believe Verizon is the kind of company that has the potential to do well in almost any market,” explains Dina. “We’ve thoroughly researched it, gotten to know its managers and worked to ascertain its risk-reward profile. This holds true for all the fund’s holdings, and it’s our unwavering commitment to this approach that gives me confidence as we seek to navigate the challenges ahead.” ■

Summary investment portfolio  December 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Information technology	15.16%
Energy	12.73%
Industrials	12.44%
Consumer discretionary	12.07%
Health care	10.60%
Other industries	31.41%
Convertible securities and bonds & notes	0.04%
Short-term securities & other assets less liabilities	5.55%
[end pie chart]

Country diversification	(percent of net assets)
United States	74.5%
Euro zone	5.3
Canada	4.0
United States	3.7
Switzerland	2.6
Other countries	4.4
Short-term securities & other assets less liabilities	5.5

*Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, Italy, the Netherlands, Portugual and Spain.

			Percent
		Value	of net
Common stocks - 94.41%	Shares	(000)	assets

Information technology - 15.16%
Apple Inc. (1)	2,013,800	$815,589	1.74%
Microsoft Corp.	25,920,000	672,883	1.43
Google Inc., Class A (1)	912,000	589,061	1.26
Texas Instruments Inc.	19,370,300	563,869	1.20
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	25,234,400	325,776
Taiwan Semiconductor Manufacturing Co. Ltd.	71,285,000	178,454	1.07
Samsung Electronics Co. Ltd. (2)	486,500	447,730	.95
Oracle Corp.	14,242,950	365,332	.78
Maxim Integrated Products, Inc.	12,687,000	330,369	.70
EMC Corp. (1)	15,100,000	325,254	.69
Intuit Inc.	5,330,000	280,305	.60
Other securities		2,218,759	4.74
		7,113,381	15.16

Energy - 12.73%
Royal Dutch Shell PLC, Class B (ADR)	5,962,700	453,225
Royal Dutch Shell PLC, Class A (ADR)	3,630,000	265,317	1.53
Suncor Energy Inc.	19,678,616	567,517	1.21
FMC Technologies, Inc. (1)	8,200,000	428,286	.91
Occidental Petroleum Corp.	4,374,244	409,867	.87
ConocoPhillips	5,500,000	400,785	.85
Chevron Corp.	3,547,763	377,482	.80
Crescent Point Energy Corp.	8,054,200	354,978	.76
Other securities		2,716,194	5.80
		5,973,651	12.73

Industrials - 12.44%
Union Pacific Corp.	7,005,000	742,110	1.58
Lockheed Martin Corp.	6,558,200	530,558	1.13
Parker Hannifin Corp.	5,850,000	446,062	.95
General Electric Co.	24,000,000	429,840	.92
Schneider Electric SA	6,688,764	352,164	.75
Deere & Co.	4,315,000	333,765	.71
CSX Corp.	13,225,000	278,518	.59
Other securities		2,722,168	5.81
		5,835,185	12.44

Consumer discretionary - 12.07%
Home Depot, Inc.	33,878,000	1,424,231	3.04
Starbucks Corp.	10,500,000	483,105	1.03
Amazon.com, Inc. (1)	2,688,800	465,431	.99
Time Warner Inc.	10,775,000	389,408	.83
Comcast Corp., Class A	13,465,000	319,255	.68
Walt Disney Co.	8,000,000	300,000	.64
Virgin Media Inc.	13,385,000	286,171	.61
Other securities		1,993,228	4.25
		5,660,829	12.07

Health care - 10.60%
Merck & Co., Inc.	38,251,664	1,442,088	3.07
Bristol-Myers Squibb Co.	27,525,000	969,981	2.07
Baxter International Inc.	11,175,000	552,939	1.18
Roche Holding AG	3,000,000	508,464	1.08
Pfizer Inc	15,468,936	334,748	.71
Other securities		1,166,244	2.49
		4,974,464	10.60

Financials - 9.10%
Wells Fargo & Co.	21,195,200	584,140	1.24
American Express Co.	9,770,000	460,851	.98
ACE Ltd.	5,300,000	371,636	.79
Citigroup Inc.	12,621,000	332,058	.71
Other securities		2,523,206	5.38
		4,271,891	9.10

Materials - 7.70%
Dow Chemical Co.	24,107,900	693,343	1.48
Syngenta AG	1,710,000	500,639	1.07
Potash Corp. of Saskatchewan Inc.	8,450,000	348,816	.74
Other securities		2,070,655	4.41
		3,613,453	7.70

Consumer staples - 6.71%
Philip Morris International Inc.	8,250,000	647,460	1.38
Altria Group, Inc.	13,967,320	414,131	.88
Costco Wholesale Corp.	3,930,000	327,448	.70
CVS/Caremark Corp.	7,705,000	314,210	.67
Other securities		1,444,481	3.08
		3,147,730	6.71

Telecommunication services - 3.60%
Verizon Communications Inc.	19,600,000	786,352	1.68
Other securities		901,896	1.92
		1,688,248	3.60

Utilities - 2.73%
Other securities		1,281,908	2.73

Miscellaneous - 1.57%
Other common stocks in initial period of acquisition		737,372	1.57

Total common stocks (cost: $36,877,335,000)		44,298,112	94.41

			Percent
		Value	of net
Convertible securities - 0.03%		(000)	assets

Industrials - 0.03%
Other securities		14,960	.03

Total convertible securities (cost: $12,275,000)		14,960	.03

			Percent
		Value	of net
Bonds & notes - 0.01%		(000)	assets

Mortgage-backed obligations - 0.01%
Other securities		4,898	.01

Total bonds & notes (cost: $5,753,000)		4,898	.01

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.51%	(000)	(000)	assets

Freddie Mac 0.055%-0.16% due 2/6-8/20/2012	$843,580	843,358	1.80
Fannie Mae 0.06%-0.21% due 1/26-9/5/2012	460,856	460,729	.98
Google Inc. 0.04%-0.05% due 1/20-1/27/2012 (3)	54,200	54,198	.12
Variable Funding Capital Company LLC 0.21% due 2/24/2012 (3)	30,000	29,988	.06
Other securities		1,196,778	2.55
Total short-term securities (cost: $2,584,635,000)		2,585,051	5.51

Total investment securities (cost: $39,479,998,000)		46,903,021	99.96
Other assets less liabilities		17,454	.04

Net assets		$46,920,475	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2011 (000)
Grafton Group PLC, units	15,037,000	-	-	15,037,000	$1,520	$46,455
Strayer Education, Inc. (4)	760,000	-	760,000	-	760	-
					$2,280	$46,455

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $527,481,000, which represented 1.12% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $707,735,000, which represented 1.51% of the net assets of the fund.

(4) Unaffiliated issuer at 12/31/2011.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,317,215)	$46,856,566
Affiliated issuer (cost: $162,783)	46,455	$46,903,021
Cash denominated in currencies other than U.S. dollars
(cost: $11,597)		11,598
Cash		98
Receivables for:
Sales of investments	$10,516
Sales of fund's shares	61,255
Dividends and interest	92,782	164,553
		47,079,270
Liabilities:
Payables for:
Purchases of investments	14,116
Repurchases of fund's shares	112,290
Investment advisory services	10,046
Services provided by related parties	18,972
Trustees' deferred compensation	2,855
Other	516	158,795
Net assets at December 31, 2011		$46,920,475

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,214,953
Undistributed net investment income		164,471
Accumulated net realized loss		(3,881,947)
Net unrealized appreciation		7,422,998
Net assets at December 31, 2011		$46,920,475

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,326,429 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$30,175,933	852,670	$35.39
Class B	545,207	15,444	35.30
Class C	1,803,946	51,156	35.26
Class F-1	4,284,743	121,144	35.37
Class F-2	915,003	25,857	35.39
Class 529-A	977,132	27,635	35.36
Class 529-B	47,891	1,355	35.36
Class 529-C	272,791	7,720	35.34
Class 529-E	42,137	1,192	35.34
Class 529-F-1	40,217	1,138	35.33
Class R-1	142,051	4,029	35.26
Class R-2	589,224	16,713	35.26
Class R-3	2,146,185	60,761	35.32
Class R-4	2,123,310	60,096	35.33
Class R-5	1,393,585	39,365	35.40
Class R-6	1,421,120	40,154	35.39

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $39,237;
also includes $2,280 from affiliates)	$1,120,081
Interest	5,838	$1,125,919

Fees and expenses*:
Investment advisory services	125,668
Distribution services	142,288
Transfer agent services	43,836
Administrative services	27,589
Reports to shareholders	2,644
Registration statement and prospectus	708
Trustees' compensation	516
Auditing and legal	123
Custodian	1,344
Other	1,944	346,660
Net investment income		779,259

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments (including $53,809 net loss from affiliates)	780,872
Currency transactions	(323)	780,549
Net unrealized depreciation on:
Investments	(2,561,957)
Currency translations	(1,193)	(2,563,150)
Net realized gain and unrealized depreciation
on investments and currency		(1,782,601)
Net decrease in net assets resulting
from operations		$(1,003,342)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended December 31
	2011	2010
Operations:
Net investment income	$779,259	$785,321
Net realized gain on investments and currency transactions	780,549	367,901
Net unrealized (depreciation) appreciation on investments and currency translations	(2,563,150)	4,934,637
Net (decrease) increase in net assets resulting from operations	(1,003,342)	6,087,859

Dividends paid to shareholders from net investment income	(797,863)	(750,387)

Net capital share transactions	(1,098,878)	(634,803)

Total (decrease) increase in net assets	(2,900,083)	4,702,669

Net assets:
Beginning of year	49,820,558	45,117,889
End of year (including undistributed
net investment income: $164,471 and $183,983, respectively)	$46,920,475	$49,820,558

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Fundamental Investors (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the "fund"). The fund seeks long-term growth of capital and income.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$6,665,651	$447,730	*	$-	$7,113,381
Energy	5,973,651	-		-	5,973,651
Industrials	5,835,185	-		-	5,835,185
Consumer discretionary	5,581,078	79,751	*	-	5,660,829
Health care	4,974,464	-		-	4,974,464
Financials	4,271,891	-		-	4,271,891
Materials	3,613,453	-		-	3,613,453
Consumer staples	3,147,730	-		-	3,147,730
Telecommunication services	1,688,248	-		-	1,688,248
Utilities	1,281,908	-		-	1,281,908
Miscellaneous	737,372	-		-	737,372
Convertible securities	-	14,960		-	14,960
Bonds & notes		4,898		-	4,898
Short-term securities	-	2,585,051		-	2,585,051
Total	$43,770,631	$3,132,390		$-	$46,903,021

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $527,481,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the .S. may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income   and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and net capital losses.  The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2011, the fund reclassified $694,000 from undistributed net investment income to accumulated net realized loss and $214,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$213,030
Capital loss carryforward*:
Expiring 2016	$(689,800)
Expiring 2017	(3,190,744)	(3,880,544)
Post-October capital loss deferral†		(37,363)
Gross unrealized appreciation on investment securities		10,185,560
Gross unrealized depreciation on investment securities		(2,772,282)
Net unrealized appreciation on investment securities		7,413,278
Cost of investment securities		39,489,743

*Reflects the utilization of capital loss carryforward of $823,129,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2011	2010
Class A	$536,252	$522,129
Class B	5,513	6,978
Class C	16,898	17,623
Class F-1	74,047	66,841
Class F-2	17,995	14,478
Class 529-A	15,775	13,222
Class 529-B	420	531
Class 529-C	2,269	2,047
Class 529-E	577	485
Class 529-F-1	733	595
Class R-1	1,316	1,147
Class R-2	5,655	5,371
Class R-3	30,098	26,995
Class R-4	36,531	29,941
Class R-5	27,595	26,478
Class R-6	26,189	15,526
Total	$797,863	$750,387

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. For the year ended December 31, 2011, the investment advisory services fee was $125,668,000, which was equivalent to an annualized rate of 0.252% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2011, there were no unreimbursed expenses subject to reimbursement for Class A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services paragraph below.

On December 1, 2011, the board of trustees approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

On December 1, 2011, the board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described on the previous page and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section on the previous page.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$76,050	$42,977	Not applicable	Not applicable	Not applicable
Class B	6,539	859	Not applicable	Not applicable	Not applicable
Class C	20,087	Included in administrative services	$3,015	$444	Not applicable
Class F-1	11,170		6,609	276	Not applicable
Class F-2	Not applicable		1,397	38	Not applicable
Class 529-A	2,041		1,125	166	$969
Class 529-B	568		65	19	57
Class 529-C	2,760		320	75	276
Class 529-E	214		41	7	43
Class 529-F-1	-		46	7	40
Class R-1	1,460		209	29	Not applicable
Class R-2	4,725		932	1,567	Not applicable
Class R-3	11,149		3,311	1,096	Not applicable
Class R-4	5,525		3,300	49	Not applicable
Class R-5	Not applicable		1,418	16	Not applicable
Class R-6	Not applicable		619	8	Not applicable
Total	$142,288	$43,836	$22,407	$3,797	$1,385

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $516,000, shown on the accompanying financial statements, includes $416,000 in current fees (either paid in cash or deferred) and a net increase of $100,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain  trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2011
Class A	$3,392,073	91,758	$520,075	14,599	$(5,677,711)	(155,320)	$(1,765,563)	(48,963)
Class B	32,613	874	5,458	155	(217,857)	(5,953)	(179,786)	(4,924)
Class C	281,376	7,592	16,389	467	(503,457)	(13,829)	(205,692)	(5,770)
Class F-1	1,330,230	36,472	71,899	2,024	(1,281,303)	(35,390)	120,826	3,106
Class F-2	334,821	9,069	15,306	430	(284,649)	(7,845)	65,478	1,654
Class 529-A	181,896	4,948	15,772	444	(99,997)	(2,745)	97,671	2,647
Class 529-B	2,972	80	420	12	(17,040)	(467)	(13,648)	(375)
Class 529-C	51,372	1,398	2,269	65	(35,520)	(977)	18,121	486
Class 529-E	7,960	217	577	16	(5,556)	(153)	2,981	80
Class 529-F-1	11,461	309	733	21	(7,219)	(198)	4,975	132
Class R-1	40,549	1,102	1,313	38	(32,388)	(890)	9,474	250
Class R-2	178,515	4,861	5,649	161	(203,444)	(5,569)	(19,280)	(547)
Class R-3	602,532	16,398	30,079	850	(582,412)	(15,920)	50,199	1,328
Class R-4	799,484	21,675	36,518	1,028	(672,841)	(18,555)	163,161	4,148
Class R-5	436,104	12,043	27,512	772	(435,283)	(12,089)	28,333	726
Class R-6	646,485	17,551	26,179	738	(148,792)	(4,016)	523,872	14,273
Total net increase
(decrease)	$8,330,443	226,347	$776,148	21,820	$(10,205,469)	(279,916)	$(1,098,878)	(31,749)

Year ended December 31, 2010
Class A	$3,363,931	100,692	$502,448	15,020	$(5,287,374)	(159,761)	$(1,420,995)	(44,049)
Class B	33,827	1,016	6,834	203	(276,082)	(8,334)	(235,421)	(7,115)
Class C	298,138	8,974	16,968	504	(381,354)	(11,579)	(66,248)	(2,101)
Class F-1	1,239,671	37,371	63,906	1,912	(1,301,972)	(39,467)	1,605	(184)
Class F-2	366,241	10,977	11,752	351	(222,407)	(6,699)	155,586	4,629
Class 529-A	157,006	4,699	13,220	395	(73,466)	(2,219)	96,760	2,875
Class 529-B	2,618	78	530	16	(17,463)	(523)	(14,315)	(429)
Class 529-C	45,797	1,371	2,047	61	(25,887)	(781)	21,957	651
Class 529-E	7,077	211	485	14	(3,288)	(99)	4,274	126
Class 529-F-1	9,722	292	595	18	(4,787)	(142)	5,530	168
Class R-1	50,584	1,528	1,142	34	(25,889)	(784)	25,837	778
Class R-2	176,158	5,322	5,364	159	(168,070)	(5,082)	13,452	399
Class R-3	708,464	21,359	26,982	804	(495,947)	(14,982)	239,499	7,181
Class R-4	683,852	20,549	29,929	894	(418,514)	(12,755)	295,267	8,688
Class R-5	365,246	11,013	26,411	789	(400,796)	(11,927)	(9,139)	(125)
Class R-6	330,441	10,094	15,526	464	(94,419)	(2,889)	251,548	7,669
Total net increase
(decrease)	$7,838,773	235,546	$724,139	21,638	$(9,197,715)	(278,023)	$(634,803)	(20,839)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,123,169,000 and $13,792,864,000, respectively, during the year ended December 31, 2011.

Financial highlights
		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(2)(3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(2)(3)(5)
Class A:
Year ended 12/31/2011	$36.70	$.60	$(1.29)	$(.69)	$(.62)	$-	$(.62)	$35.39	(1.89)%	$30,176	.63%	.63%	1.62%
Year ended 12/31/2010	32.73	.59	3.95	4.54	(.57)	-	(.57)	36.70	14.05	33,089	.64	.64	1.78
Year ended 12/31/2009	24.98	.44	7.79	8.23	(.48)	-	(.48)	32.73	33.36	30,954	.69	.69	1.60
Year ended 12/31/2008	42.45	.60	(17.23)	(16.63)	(.58)	(.26)	(.84)	24.98	(39.70)	24,443	.63	.61	1.70
Year ended 12/31/2007	40.05	1.03	4.39	5.42	(.95)	(2.07)	(3.02)	42.45	13.55	38,877	.60	.57	2.40
Class B:
Year ended 12/31/2011	36.60	.31	(1.28)	(.97)	(.33)	-	(.33)	35.30	(2.64)	545	1.40	1.40	.85
Year ended 12/31/2010	32.64	.33	3.94	4.27	(.31)	-	(.31)	36.60	13.18	746	1.41	1.41	1.01
Year ended 12/31/2009	24.92	.23	7.76	7.99	(.27)	-	(.27)	32.64	32.30	897	1.46	1.46	.85
Year ended 12/31/2008	42.35	.34	(17.20)	(16.86)	(.31)	(.26)	(.57)	24.92	(40.14)	924	1.39	1.37	.94
Year ended 12/31/2007	39.96	.70	4.38	5.08	(.62)	(2.07)	(2.69)	42.35	12.70	1,667	1.36	1.33	1.63
Class C:
Year ended 12/31/2011	36.56	.30	(1.28)	(.98)	(.32)	-	(.32)	35.26	(2.67)	1,804	1.44	1.44	.82
Year ended 12/31/2010	32.61	.32	3.94	4.26	(.31)	-	(.31)	36.56	13.13	2,081	1.44	1.44	.98
Year ended 12/31/2009	24.90	.22	7.75	7.97	(.26)	-	(.26)	32.61	32.26	1,925	1.48	1.48	.81
Year ended 12/31/2008	42.31	.32	(17.17)	(16.85)	(.30)	(.26)	(.56)	24.90	(40.16)	1,468	1.43	1.41	.90
Year ended 12/31/2007	39.92	.70	4.36	5.06	(.60)	(2.07)	(2.67)	42.31	12.65	2,053	1.41	1.38	1.62
Class F-1:
Year ended 12/31/2011	36.68	.59	(1.29)	(.70)	(.61)	-	(.61)	35.37	(1.92)	4,285	.67	.67	1.60
Year ended 12/31/2010	32.72	.59	3.93	4.52	(.56)	-	(.56)	36.68	14.01	4,330	.66	.66	1.77
Year ended 12/31/2009	24.97	.45	7.79	8.24	(.49)	-	(.49)	32.72	33.40	3,868	.67	.67	1.61
Year ended 12/31/2008	42.43	.60	(17.22)	(16.62)	(.58)	(.26)	(.84)	24.97	(39.69)	2,932	.62	.60	1.72
Year ended 12/31/2007	40.03	1.06	4.36	5.42	(.95)	(2.07)	(3.02)	42.43	13.55	3,235	.61	.58	2.45
Class F-2:
Year ended 12/31/2011	36.70	.68	(1.29)	(.61)	(.70)	-	(.70)	35.39	(1.67)	915	.42	.42	1.85
Year ended 12/31/2010	32.73	.67	3.95	4.62	(.65)	-	(.65)	36.70	14.32	888	.40	.40	2.03
Year ended 12/31/2009	24.98	.49	7.81	8.30	(.55)	-	(.55)	32.73	33.72	641	.43	.43	1.69
Period from 8/1/2008 to 12/31/2008(6)	37.09	.23	(11.97)	(11.74)	(.37)	-	(.37)	24.98	(31.78)	92	.17	.16	.88
Class 529-A:
Year ended 12/31/2011	36.67	.57	(1.29)	(.72)	(.59)	-	(.59)	35.36	(1.97)	977	.71	.71	1.55
Year ended 12/31/2010	32.71	.58	3.93	4.51	(.55)	-	(.55)	36.67	13.98	916	.69	.69	1.74
Year ended 12/31/2009	24.97	.43	7.78	8.21	(.47)	-	(.47)	32.71	33.30	723	.73	.73	1.55
Year ended 12/31/2008	42.42	.58	(17.21)	(16.63)	(.56)	(.26)	(.82)	24.97	(39.71)	485	.68	.65	1.66
Year ended 12/31/2007	40.02	1.03	4.36	5.39	(.92)	(2.07)	(2.99)	42.42	13.49	643	.66	.64	2.37
Class 529-B:
Year ended 12/31/2011	36.66	.27	(1.28)	(1.01)	(.29)	-	(.29)	35.36	(2.74)	48	1.51	1.51	.74
Year ended 12/31/2010	32.69	.30	3.95	4.25	(.28)	-	(.28)	36.66	13.09	63	1.50	1.50	.92
Year ended 12/31/2009	24.96	.20	7.77	7.97	(.24)	-	(.24)	32.69	32.16	71	1.55	1.55	.74
Year ended 12/31/2008	42.41	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.96	(40.20)	54	1.50	1.47	.84
Year ended 12/31/2007	40.01	.66	4.38	5.04	(.57)	(2.07)	(2.64)	42.41	12.57	80	1.48	1.46	1.53
Class 529-C:
Year ended 12/31/2011	36.64	.28	(1.28)	(1.00)	(.30)	-	(.30)	35.34	(2.72)	273	1.51	1.51	.76
Year ended 12/31/2010	32.69	.31	3.93	4.24	(.29)	-	(.29)	36.64	13.05	265	1.49	1.49	.94
Year ended 12/31/2009	24.95	.20	7.78	7.98	(.24)	-	(.24)	32.69	32.22	215	1.55	1.55	.74
Year ended 12/31/2008	42.40	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.95	(40.21)	147	1.49	1.47	.85
Year ended 12/31/2007	40.00	.67	4.37	5.04	(.57)	(2.07)	(2.64)	42.40	12.58	195	1.48	1.45	1.56
Class 529-E:
Year ended 12/31/2011	36.65	.47	(1.29)	(.82)	(.49)	-	(.49)	35.34	(2.23)	42	.98	.98	1.29
Year ended 12/31/2010	32.69	.48	3.94	4.42	(.46)	-	(.46)	36.65	13.66	41	.98	.98	1.45
Year ended 12/31/2009	24.95	.34	7.78	8.12	(.38)	-	(.38)	32.69	32.89	32	1.04	1.04	1.24
Year ended 12/31/2008	42.40	.48	(17.21)	(16.73)	(.46)	(.26)	(.72)	24.95	(39.90)	21	.98	.96	1.36
Year ended 12/31/2007	40.00	.88	4.38	5.26	(.79)	(2.07)	(2.86)	42.40	13.14	29	.97	.95	2.05

Class 529-F-1:
Year ended 12/31/2011	$36.65	$.65	$(1.30)	$(.65)	$(.67)	$-	$(.67)	$35.33	(1.75)%	$40	.50%	.50%	1.77%
Year ended 12/31/2010	32.69	.65	3.93	4.58	(.62)	-	(.62)	36.65	14.22	37	.48	.48	1.95
Year ended 12/31/2009	24.95	.48	7.78	8.26	(.52)	-	(.52)	32.69	33.56	27	.54	.54	1.74
Year ended 12/31/2008	42.39	.64	17.19)	(16.55)	(.63)	(.26)	(.89)	24.95	(39.59)	20	.48	.46	1.84
Year ended 12/31/2007	40.00	1.13	4.33	5.46	1.00)	(2.07)	(3.07)	42.39	13.69	20	.47	.45	2.62
Class R-1:
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	-	(.33)	35.26	(2.65)	142	1.43	1.43	.84
Year ended 12/31/2010	32.62	.33	3.93	4.26	(.32)	-	(.32)	36.56	13.13	138	1.43	1.43	1.01
Year ended 12/31/2009	24.90	.22	7.76	7.98	(.26)	-	(.26)	32.62	32.30	98	1.47	1.47	.80
Year ended 12/31/2008	42.31	.32	(17.18)	(16.86)	(.29)	(.26)	(.55)	24.90	(40.16)	61	1.43	1.41	.91
Year ended 12/31/2007	39.93	.72	4.33	5.05	(.60)	(2.07)	(2.67)	42.31	12.62	57	1.44	1.42	1.67
Class R-2:
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	-	(.33)	35.26	(2.64)	589	1.41	1.41	.85
Year ended 12/31/2010	32.61	.33	3.93	4.26	(.31)	-	(.31)	36.56	13.15	631	1.42	1.42	1.00
Year ended 12/31/2009	24.89	.21	7.76	7.97	(.25)	-	(.25)	32.61	32.22	550	1.52	1.52	.77
Year ended 12/31/2008	42.30	.30	(17.17)	(16.87)	(.28)	(.26)	(.54)	24.89	(40.19)	366	1.49	1.47	.85
Year ended 12/31/2007	39.92	.70	4.34	5.04	(.59)	(2.07)	(2.66)	42.30	12.61	471	1.46	1.40	1.62
Class R-3:
Year ended 12/31/2011	36.63	.48	(1.29)	(.81)	(.50)	-	(.50)	35.32	(2.22)	2,146	.96	.96	1.30
Year ended 12/31/2010	32.67	.49	3.94	4.43	(.47)	-	(.47)	36.63	13.69	2,177	.96	.96	1.47
Year ended 12/31/2009	24.94	.36	7.77	8.13	(.40)	-	(.40)	32.67	32.93	1,707	.99	.99	1.29
Year ended 12/31/2008	42.38	.48	(17.20)	(16.72)	(.46)	(.26)	(.72)	24.94	(39.89)	1,058	.98	.95	1.37
Year ended 12/31/2007	39.98	.92	4.34	5.26	(.79)	(2.07)	(2.86)	42.38	13.17	1,157	.97	.94	2.12
Class R-4:
Year ended 12/31/2011	36.64	.59	(1.30)	(.71)	(.60)	-	(.60)	35.33	(1.92)	2,123	.66	.66	1.60
Year ended 12/31/2010	32.68	.59	3.93	4.52	(.56)	-	(.56)	36.64	14.02	2,050	.66	.66	1.77
Year ended 12/31/2009	24.95	.44	7.77	8.21	(.48)	-	(.48)	32.68	33.31	1,545	.69	.69	1.58
Year ended 12/31/2008	42.39	.58	(17.19)	(16.61)	(.57)	(.26)	(.83)	24.95	(39.70)	942	.67	.65	1.68
Year ended 12/31/2007	39.99	1.05	4.34	5.39	(.92)	(2.07)	(2.99)	42.39	13.51	879	.66	.64	2.42
Class R-5:
Year ended 12/31/2011	36.71	.70	(1.30)	(.60)	(.71)	-	(.71)	35.40	(1.62)	1,394	.36	.36	1.89
Year ended 12/31/2010	32.74	.69	3.94	4.63	(.66)	-	(.66)	36.71	14.37	1,419	.36	.36	2.06
Year ended 12/31/2009	24.99	.52	7.79	8.31	(.56)	-	(.56)	32.74	33.75	1,269	.39	.39	1.92
Year ended 12/31/2008	42.46	.69	(17.23)	(16.54)	(.67)	(.26)	(.93)	24.99	(39.53)	1,077	.37	.35	1.98
Year ended 12/31/2007	40.06	1.18	4.34	5.52	(1.05)	(2.07)	(3.12)	42.46	13.81	1,014	.37	.34	2.73
Class R-6:
Year ended 12/31/2011	36.70	.72	(1.30)	(.58)	(.73)	-	(.73)	35.39	(1.57)	1,421	.31	.31	1.97
Year ended 12/31/2010	32.74	.71	3.93	4.64	(.68)	-	(.68)	36.70	14.39	950	.32	.32	2.13
Period from 5/1/2009 to 12/31/2009(6)	25.63	.37	7.17	7.54	(.43)	-	(.43)	32.74	29.60	596	.35 (7)	.35 (7)	1.87 (7)

	Year ended December 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	28%	32%	30%	29%	27%

(1)Based on average shares outstanding.
(2) For the year ended December 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.39 and .90 percentage points, respectively.  The impact to the other share classes would have been similar.

(3)For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .21 percentage points, respectively.  The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(7)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees American Funds Fundamental Investors — Fundamental Investors:

We have audited the accompanying statement of assets and liabilities of American Funds Fundamental Investors — Fundamental Investors (the “Fund”), including the summary investment portfolio, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors — Fundamental Investors as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2012

Expense example
                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$924.32	$3.10	.64%
Class A -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class B -- actual return	1,000.00	920.45	6.83	1.41
Class B -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class C -- actual return	1,000.00	920.46	6.97	1.44
Class C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class F-1 -- actual return	1,000.00	924.15	3.30	.68
Class F-1 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 -- actual return	1,000.00	925.41	2.04	.42
Class F-2 -- assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-A -- actual return	1,000.00	923.85	3.54	.73
Class 529-A -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 529-B -- actual return	1,000.00	920.24	7.41	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	920.25	7.41	1.53
Class 529-C -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-E -- actual return	1,000.00	922.66	4.75	.98
Class 529-E -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 -- actual return	1,000.00	924.85	2.52	.52
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 -- actual return	1,000.00	920.57	6.92	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	920.57	6.92	1.43
Class R-2 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-3 -- actual return	1,000.00	922.63	4.65	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 -- actual return	1,000.00	924.09	3.25	.67
Class R-4 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5 -- actual return	1,000.00	925.43	1.80	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 -- actual return	1,000.00	925.66	1.55	.32
Class R-6 -- assumed 5% return	1,000.00	1,023.59	1.63	.32

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.  The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2011:

Qualified dividend income	100%
Corporate dividends received deduction	$743,629,000
U.S. government income that may be exempt from state taxation	$731,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–7.46%	–0.69%	4.75%
Not reflecting CDSC	–2.64	–0.33	4.75

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–3.64	–0.37	4.53
Not reflecting CDSC	–2.67	–0.37	4.53

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.92	0.43	5.37

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.67	—	0.74

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–7.61	–0.80	5.05
Not reflecting maximum sales charge	–1.97	0.38	5.69

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–7.57	–0.79	5.15
Not reflecting CDSC	–2.74	–0.43	5.15

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–3.69	–0.43	4.82
Not reflecting CDSC	–2.72	–0.43	4.82

Class 529-E shares3,4 — first sold 3/7/02	–2.23	0.08	4.79

Class 529-F-1 shares3,4 — first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–1.75	0.58	8.73

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 69	2008	Retired; former Vice Chairman, Deutsche Bank
		Alex. Brown

Joseph C. Berenato, 65	2003	Chairman, Ducommun Incorporated
Chairman of the Board		(aerospace components manufacturer);
(Independent and		former CEO, Ducommun Incorporated
Non-Executive)

Louise H. Bryson, 67	2008	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 70	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 64	2010	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 74	1998	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 58	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 64	1998	Retired; former Treasurer, The Washington
		Post Company

William H. Kling, 69	2010	President Emeritus, American Public Media

John G. McDonald, 74	1998	Stanford Investors Professor, Graduate School
		of Business, Stanford University

Christopher E. Stone, 55	2010	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Ronald P. Badie, 69	3	Amphenol Corporation; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 65	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 67	7	None

Robert J. Denison, 70	6	None

Mary Anne Dolan, 64	10	None

Robert A. Fox, 74	9	None

John G. Freund, 58	3	Mako Surgical Corporation; XenoPort, Inc.

Leonade D. Jones, 64	9	None

William H. Kling, 69	10	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 55	6	None

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James F. Rothenberg, 65	1998	Vice Chairman of the Board, Capital Research and
Vice Chairman		Management Company; Director and
of the Board		Non-Executive Chair, American Funds Distributors,
		Inc.;6 Director and Non-Executive Chair, The Capital
		Group Companies, Inc.6

Dina N. Perry, 66	1994	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

James F. Rothenberg, 65	2	None
Vice Chairman
of the Board

Dina N. Perry, 66	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 63	1994	Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Michael T. Kerr, 52	1995	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Martin Romo, 44	1999	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company;6 Director and
		Co-President, Capital Research Company6

Walter R. Burkley, 45	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Mark L. Casey, 41	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Ronald B. Morrow, 66	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

Patrick F. Quan, 53	1989–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 40	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 38	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 40	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7All of the officers listed, except Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2011, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have generally been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-910-0212P

Litho in USA KBDA/Q/8056-S28695

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$77,000
2011	$77,000

b) Audit-Related Fees:
2010	$14,000
2011	$15,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$16,000
2011	$3,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,092,000
2011	$911,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$15,000
2011	$43,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$4,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,564,000 for fiscal year 2010 and $1,601,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental InvestorsSM
Investment portfolio

December 31, 2011

Common stocks — 94.41%	Shares	Value (000)

INFORMATION TECHNOLOGY — 15.16%
Apple Inc.1	2,013,800	$815,589
Microsoft Corp.	25,920,000	672,883
Google Inc., Class A1	912,000	589,061
Texas Instruments Inc.	19,370,300	563,869
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	25,234,400	325,776
Taiwan Semiconductor Manufacturing Co. Ltd.	71,285,000	178,454
Samsung Electronics Co. Ltd.2	486,500	447,730
Oracle Corp.	14,242,950	365,332
Maxim Integrated Products, Inc.	12,687,000	330,369
EMC Corp.1	15,100,000	325,254
Intuit Inc.	5,330,000	280,305
Avago Technologies Ltd.	8,745,000	252,381
Amphenol Corp.	4,100,000	186,099
FLIR Systems, Inc.	6,450,000	161,701
Visa Inc., Class A	1,520,269	154,353
Fidelity National Information Services, Inc.	5,583,600	148,468
Analog Devices, Inc.	4,000,000	143,120
Corning Inc.	11,020,000	143,040
Yahoo! Inc.1	8,795,000	141,863
ASML Holding NV	1,595,847	67,075
ASML Holding NV (New York registered)	1,240,000	51,820
TE Connectivity Ltd.	3,845,000	118,464
MasterCard Inc., Class A	300,000	111,846
Rackspace Hosting, Inc.1	2,400,000	103,224
Microchip Technology Inc.	2,500,000	91,575
Automatic Data Processing, Inc.	1,460,000	78,855
Infineon Technologies AG	10,100,000	76,026
First Solar, Inc.1	2,109,800	71,227
Linear Technology Corp.	1,860,000	55,856
Arm Holdings PLC	5,175,000	47,578
Lender Processing Services, Inc.	699,953	10,548
Mail.ru Group Ltd. (GDR)1	140,000	3,640
		7,113,381

ENERGY — 12.73%
Royal Dutch Shell PLC, Class B (ADR)	5,962,700	453,225
Royal Dutch Shell PLC, Class A (ADR)	3,630,000	265,317
Suncor Energy Inc.	19,678,616	567,517
FMC Technologies, Inc.1	8,200,000	428,286
Occidental Petroleum Corp.	4,374,244	409,867
ConocoPhillips	5,500,000	400,785
Chevron Corp.	3,547,763	377,482
Crescent Point Energy Corp.	8,054,200	354,978
Cimarex Energy Co.	4,283,000	265,118
Baker Hughes Inc.	5,165,000	251,226
Concho Resources Inc.1	2,365,000	221,719
Denbury Resources Inc.1	14,590,000	220,309
Tenaris SA (ADR)	5,380,000	200,028
Hess Corp.	3,000,000	170,400
Imperial Oil Ltd.	3,608,739	160,786
Murphy Oil Corp.	2,740,000	152,728
CONSOL Energy Inc.	3,700,000	135,790
Talisman Energy Inc.	9,750,000	124,311
Schlumberger Ltd.	1,800,000	122,958
Noble Energy, Inc.	1,300,000	122,707
Technip SA	1,225,000	115,136
Oceaneering International, Inc.	2,449,764	113,008
Newfield Exploration Co.1	2,873,219	108,406
TOTAL SA	1,850,000	94,577
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,960,000	48,706
Cenovus Energy Inc.	1,382,700	45,916
Subsea 7 SA1	1,166,759	21,654
Kinder Morgan, Inc.	350,000	11,259
INPEX CORP.	1,500	9,452
		5,973,651

INDUSTRIALS — 12.44%
Union Pacific Corp.	7,005,000	742,110
Lockheed Martin Corp.	6,558,200	530,558
Parker Hannifin Corp.	5,850,000	446,062
General Electric Co.	24,000,000	429,840
Schneider Electric SA	6,688,764	352,164
Deere & Co.	4,315,000	333,765
CSX Corp.	13,225,000	278,518
European Aeronautic Defence and Space Co. EADS NV	7,000,000	218,793
Fastenal Co.	5,000,000	218,050
Aggreko PLC	6,589,717	206,417
Siemens AG	2,120,000	202,877
Boeing Co.	2,700,000	198,045
Joy Global Inc.	2,238,638	167,831
Honeywell International Inc.	2,800,000	152,180
Dun & Bradstreet Corp.	2,000,000	149,660
Rockwell Automation	2,000,000	146,740
Precision Castparts Corp.	800,000	131,832
Cummins Inc.	1,410,000	124,108
Waste Management, Inc.	3,400,000	111,214
MTU Aero Engines Holding AG	1,475,220	94,396
Caterpillar Inc.	1,000,000	90,600
Stericycle, Inc.1	1,000,000	77,920
General Dynamics Corp.	1,000,000	66,410
Ingersoll-Rand PLC1	2,110,000	64,292
Northrop Grumman Corp.	1,032,723	60,394
Meggitt PLC	10,904,547	59,746
United Technologies Corp.	750,000	54,817
Grafton Group PLC, units3	15,037,000	46,455
Vallourec SA	600,000	38,952
PACCAR Inc	1,000,000	37,470
Bombardier Inc., Class B	745,000	2,969
		5,835,185

CONSUMER DISCRETIONARY — 12.07%
Home Depot, Inc.	33,878,000	1,424,231
Starbucks Corp.	10,500,000	483,105
Amazon.com, Inc.1	2,688,800	465,431
Time Warner Inc.	10,775,000	389,408
Comcast Corp., Class A	13,465,000	319,255
Walt Disney Co.	8,000,000	300,000
Virgin Media Inc.	13,385,000	286,171
McDonald’s Corp.	2,220,000	222,733
Macy’s, Inc.	5,700,000	183,426
Chipotle Mexican Grill, Inc.1	379,832	128,285
Johnson Controls, Inc.	4,100,000	128,166
Shaw Communications Inc., Class B, nonvoting	6,000,000	119,220
Marriott International, Inc., Class A	3,352,545	97,794
DIRECTV, Class A1	2,250,000	96,210
SES SA, Class A (FDR)	4,000,000	96,008
Intercontinental Hotels Group PLC	5,110,000	91,818
BorgWarner Inc.1	1,400,000	89,236
Lowe’s Companies, Inc.	3,430,000	87,053
General Motors Co.1	4,000,000	81,080
Hyundai Mobis Co., Ltd.2	313,000	79,751
Focus Media Holding Ltd. (ADR)1	4,000,000	77,960
Expedia, Inc.	2,507,500	72,768
Daimler AG	1,650,000	72,437
Penn National Gaming, Inc.1	1,763,000	67,117
TripAdvisor, Inc.1	2,348,600	59,208
Ctrip.com International, Ltd. (ADR)1	2,030,000	47,502
Discovery Communications, Inc., Class A1	1,000,000	40,970
CarMax, Inc.1	875,000	26,670
McGraw-Hill Companies, Inc.	400,000	17,988
Industria de Diseño Textil, SA	120,000	9,828
		5,660,829

HEALTH CARE — 10.60%
Merck & Co., Inc.	38,251,664	1,442,088
Bristol-Myers Squibb Co.	27,525,000	969,981
Baxter International Inc.	11,175,000	552,939
Roche Holding AG	3,000,000	508,464
Pfizer Inc	15,468,936	334,748
Cardinal Health, Inc.	6,105,000	247,924
Quest Diagnostics Inc.	3,500,000	203,210
Gilead Sciences, Inc.1	3,100,000	126,883
AstraZeneca PLC (United Kingdom)	2,500,000	115,504
Laboratory Corporation of America Holdings1	1,300,000	111,761
Regeneron Pharmaceuticals, Inc.1	1,490,000	82,591
Vertex Pharmaceuticals Inc.1	2,045,000	67,914
Johnson & Johnson	1,000,000	65,580
Hospira, Inc.1	2,091,600	63,522
Aetna Inc.	1,470,000	62,019
UnitedHealth Group Inc.	210,000	10,643
Intuitive Surgical, Inc.1	15,000	6,945
Dendreon Corp.1	230,000	1,748
		4,974,464

FINANCIALS — 9.10%
Wells Fargo & Co.	21,195,200	584,140
American Express Co.	9,770,000	460,851
ACE Ltd.	5,300,000	371,636
Citigroup Inc.	12,621,000	332,058
Marsh & McLennan Companies, Inc.	8,620,000	272,564
Digital Realty Trust, Inc.	3,435,000	229,011
Goldman Sachs Group, Inc.	1,930,000	174,530
Weyerhaeuser Co.	9,254,731	172,786
Aon Corp.	3,360,000	157,248
PNC Financial Services Group, Inc.	2,600,000	149,942
SunTrust Banks, Inc.	8,250,000	146,025
Jefferies Group, Inc.	9,885,000	135,919
XL Group PLC	6,000,000	118,620
Moody’s Corp.	3,360,000	113,165
AMP Ltd.	26,993,082	112,367
U.S. Bancorp	3,957,000	107,037
Industrial and Commercial Bank of China Ltd., Class H	175,769,000	104,331
New York Community Bancorp, Inc.	8,190,000	101,310
Travelers Companies, Inc.	1,500,000	88,755
CNO Financial Group, Inc.1	11,900,000	75,089
CapitalSource Inc.	6,860,954	45,968
Canadian Western Bank	1,500,000	37,988
Berkshire Hathaway Inc., Class A1	250	28,689
Berkshire Hathaway Inc., Class B1	87,000	6,638
HCP, Inc.	830,000	34,387
JPMorgan Chase & Co.	901,800	29,985
QBE Insurance Group Ltd.	2,185,000	28,941
Synovus Financial Corp.	17,400,000	24,534
ICICI Bank Ltd.	600,000	7,735
ICICI Bank Ltd. (ADR)	105,000	2,775
AXA SA	600,000	7,800
Hospitality Properties Trust	223,018	5,125
HDFC Bank Ltd. (ADR)	150,000	3,942
		4,271,891

MATERIALS — 7.70%
Dow Chemical Co.	24,107,900	693,343
Syngenta AG	1,710,000	500,639
Potash Corp. of Saskatchewan Inc.	8,450,000	348,816
E.I. du Pont de Nemours and Co.	5,500,000	251,790
Praxair, Inc.	2,305,000	246,404
FMC Corp.	2,699,000	232,222
LyondellBasell Industries NV, Class A	6,155,000	199,976
Cliffs Natural Resources Inc.	2,940,989	183,371
Newmont Mining Corp.	2,500,000	150,025
Ecolab Inc.	2,500,000	144,525
Alcoa Inc.	16,000,000	138,400
CRH PLC	5,254,299	104,454
MeadWestvaco Corp.	3,350,000	100,332
Sigma-Aldrich Corp.	980,000	61,211
Nucor Corp.	1,500,000	59,355
Steel Dynamics, Inc.	4,248,000	55,861
Mosaic Co.	1,000,000	50,430
HudBay Minerals Inc.	5,000,000	49,767
Rio Tinto PLC	700,000	33,972
Holcim Ltd	160,000	8,560
		3,613,453

CONSUMER STAPLES — 6.71%
Philip Morris International Inc.	8,250,000	647,460
Altria Group, Inc.	13,967,320	414,131
Costco Wholesale Corp.	3,930,000	327,448
CVS/Caremark Corp.	7,705,000	314,210
PepsiCo, Inc.	3,550,000	235,542
Kellogg Co.	3,500,000	176,995
British American Tobacco PLC	3,640,000	172,725
Unilever NV, depository receipts	4,290,000	147,525
Diageo PLC	6,500,000	141,979
Coca-Cola Amatil Ltd.	10,725,000	126,259
Tingyi (Cayman Islands) Holding Corp.	39,105,000	118,827
Kraft Foods Inc., Class A	2,790,000	104,234
H.J. Heinz Co.	1,700,000	91,868
Procter & Gamble Co.	1,255,100	83,728
C&C Group PLC	8,948,312	33,239
Pernod Ricard SA	100,000	9,275
China Yurun Food Group Ltd.	1,740,000	2,285
		3,147,730

TELECOMMUNICATION SERVICES — 3.60%
Verizon Communications Inc.	19,600,000	786,352
AT&T Inc.	7,500,000	226,800
Koninklijke KPN NV	16,220,000	194,078
Vivendi SA	7,000,000	153,291
SOFTBANK CORP.	4,800,000	141,374
América Móvil, SAB de CV, Series L (ADR)	4,150,000	93,790
American Tower Corp.	1,000,000	60,010
Portugal Telecom, SGPS, SA	4,425,000	25,485
France Télécom SA	450,000	7,068
		1,688,248

UTILITIES — 2.73%
PG&E Corp.	5,380,000	221,764
Edison International	5,250,000	217,350
American Water Works Co., Inc.	5,700,000	181,602
National Grid PLC	13,615,000	132,151
NV Energy, Inc.	7,000,000	114,450
Exelon Corp.	2,370,200	102,795
PPL Corp.	2,912,201	85,677
Duke Energy Corp.	3,500,000	77,000
NextEra Energy, Inc.	1,050,000	63,924
GDF SUEZ	1,600,000	43,735
Xcel Energy Inc.	1,500,000	41,460
		1,281,908

MISCELLANEOUS — 1.57%
Other common stocks in initial period of acquisition		737,372

Total common stocks (cost: $36,877,335,000)		44,298,112

	Principal amount
Convertible securities — 0.03%	(000)

INDUSTRIALS — 0.03%
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$12,275	14,960

Total convertible securities (cost: $12,275,000)		14,960

Bonds & notes — 0.01%

MORTGAGE-BACKED OBLIGATIONS4 — 0.01%
ChaseFlex Trust, Series 2007-2, Class A-1, 0.574% 20375	7,679	4,898

Total bonds & notes (cost: $5,753,000)		4,898

	Principal amount	Value
Short-term securities — 5.51%	(000)	(000)

Freddie Mac 0.055%–0.16% due 2/6–8/20/2012	$843,580	$843,358
Fannie Mae 0.06%–0.21% due 1/26–9/5/2012	460,856	460,729
Federal Farm Credit Banks 0.10%–0.19% due 2/6–12/17/2012	275,600	275,459
Straight-A Funding LLC 0.15%–0.19% due 1/3–3/2/20126	246,953	246,930
Federal Home Loan Bank 0.035%–0.16% due 1/20–12/20/2012	223,540	223,493
Jupiter Securitization Co., LLC 0.18%–0.20% due 1/9–2/10/20126	98,200	98,186
Chariot Funding, LLC 0.18% due 2/16/20126	50,000	49,994
Coca-Cola Co. 0.10%–0.15% due 1/11–4/16/20126	135,000	134,963
Google Inc. 0.04%–0.05% due 1/20–1/27/20126	54,200	54,198
U.S. Treasury Bills 0.147%–0.258% due 1/12–5/3/2012	51,280	51,278
Procter & Gamble Co. 0.17% due 1/6/20126	33,700	33,700
Variable Funding Capital Company LLC 0.21% due 2/24/20126	30,000	29,988
McDonald’s Corp. 0.09% due 2/27/20126	25,000	24,981
National Rural Utilities Cooperative Finance Corp. 0.09% due 1/23/2012	23,000	22,999
Johnson & Johnson 0.07% due 1/23/20126	19,800	19,799
Private Export Funding Corp. 0.12% due 4/3/20126	12,100	12,096
Cisco Systems, Inc. 0.07% due 1/9/20126	2,900	2,900

Total short-term securities (cost: $2,584,635,000)		2,585,051

Total investment securities (cost: $39,479,998,000)		46,903,021
Other assets less liabilities		17,454

Net assets		$46,920,475

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $527,481,000, which represented 1.12% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5Coupon rate may change periodically.
6Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $707,735,000, which represented 1.51% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-910-0212O-S29433

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Funds Fundamental Investors – Fundamental Investors:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Fundamental Investors – Fundamental Investors (the “Fund”) as of December 31, 2011, and for the year then ended and have issued our report thereon dated February 8, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: February 29, 2012

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 29, 2012